Exhibit 99.1

ClimateRock and E.E.W. Eco Energy World PLC, Announce Definitive Business Combination Agreement

~ Transaction values E.E.W. Eco Energy World PLC (“EEW”) at an equity value of $650 million ~

~ EEW is an independent global developer of solar photovoltaic power projects, operating for nearly 15 years, having sold 21 ready-to-build stage, utility-scale projects and developed projects with a further capacity of approximately 1.5 gigawatt (“GW”) ~

~ EEW expects to sell approximately a further 2.0 GW over the next three years ~

~ Svante Kumlin, Founder and CEO of EEW, will continue to lead the combined company ~

~ ClimateRock management to join the combined company’s board of directors ~

United Kingdom, October 6, 2022 -- ClimateRock (Nasdaq: CLRC), a special purpose acquisition company formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, and EEW, an independent global developer of utility scale solar photovoltaic projects from greenfield to ready-to-build, announced today the signing of a definitive business combination agreement (the “Business Combination Agreement”). Upon the closing of the business combination (the “Business Combination”), a newly formed holding company that will own ClimateRock and EEW (“Pubco”), is expected to be listed on the Nasdaq Stock Market and will be led by Svante Kumlin, EEW’s founder and Chief Executive Officer, with two individuals from ClimateRock joining the board of directors.

With more than fourteen years of experience, and projects with a capacity of approximately 1.5 GW developed across Europe, the UK and Australia, EEW develops from greenfield to ready-to-build stage around the world. EEW’s diverse management team combines technical skills with a rigorous commercial mind-set with more than a decade of experience in the industry. This blend of skills and experience enables EEW to drive value in the early stages of solar power project development, and ultimately for EEW’s customers.

Svante Kumlin, Founder and Chief Executive Officer of EEW commented, “Today’s announcement is truly an incredible milestone for EEW and I could not be more pleased with the business combination. We are looking forward to our partnership with ClimateRock and we are proud of our EEW colleagues. We have been aggressively implementing our growth strategy, and through this business combination we believe we will be well positioned to continue executing our business plan. Together EEW and members of the ClimateRock management team have a solid track record of creating value and driving growth in the renewable energy sector.”

Per Regnarsson, Chief Executive Officer of ClimateRock commented, “In connection with our initial public offering we made a commitment to be a trusted acquirer of, and investor in, the sustainable energy industry. We believe, with today’s business combination announcement, that EEW is the ideal partner with which we can fulfill this commitment.”

EEW Investment Highlights:

●	Nearly 15-year track record of experience with solar photovoltaic projects developed from greenfield to ready-to-build stage across Europe, the UK and Australia with a capacity of approximately 1.5 GW

●	Proven competence in developing and selling ready-to-build projects

●	Focused on operating in subsidy-free markets and on the highest margin segment of the value chain

●	Strong track record of blue chip institutional and industrial relationships in the renewable energy market

●	Diverse and growing customer base with a strong pipeline

●	Highly experienced management team, under the continued leadership of Svante Kumlin

●	Combined company brings a unique mix of technical expertise, global relationships and commercial opportunities

Transaction Summary

Under the terms of the proposed Business Combination Agreement, Pubco, which is a newly formed entity, will acquire both EEW and ClimateRock, and will become a publicly traded entity under a new company name. The transaction values EEW at an equity value of $650 million.

In connection with the Business Combination EEW’s shareholders will receive shares of Pubco in exchange for EEW shares, and are expected to hold 80 to 85% of Pubco’s outstanding shares.

The Business Combination will require approval of the shareholders of ClimateRock and acceptance by EEW shareholders of an offer by Pubco to exchange their EEW shares for shares of Pubco, subject to the satisfaction of customary closing conditions.

The closing of the Business Combination is conditional, among other things, upon $40 million of cash being available, after any ClimateRock shareholder redemptions and payment of transaction expenses, from ClimateRock’s trust account or additional equity or debt financing to be obtained prior to closing.

Advisors

White & Case LLP is acting as legal counsel to EEW.

Alantra is acting as lead financial advisor to ClimateRock. Ellenoff Grossman & Schole LLP is acting as lead legal counsel to ClimateRock. Simmons & Simmons LLP is acting as UK legal counsel for ClimateRock.

About ClimateRock

ClimateRock is a special purpose acquisition company led by Chairman, Charles Ratelband V and CEO, Per Regnarsson, and is incorporated as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses in any industry or geographic location, but it is focused on acquiring a target within the sustainable energy industry in the Organization for Economic Co-operation and Development countries, including climate change, environment, renewable energy and emerging, clean technologies. For more information, please visit Driving The Energy Transition - ClimateRock (climate-rock.com).

About Eco Energy World

EEW is an independent global developer of utility scale solar photovoltaic projects from greenfield to ready-to-build stage, with a recognized track record, with founders and management who have been operating in the industry since 2008. EEW has developed projects with a capacity of approximately 1.5 GW, which it has deployed for major institutional investors across Europe, the UK and Australia. EEW has significant experience in delivering successful turnkey developments globally including green field development, technical design, construction, permitting, power purchase agreements and structured financing.

EEW has a strong pipeline of new opportunities to take advantage of the next wave of global subsidy-free renewable energy development including solar and hydrogen. Headquartered in London, the Group has assets under development in the UK, Spain, Sweden, Australia and Italy. For further information, please visit www.eew.solar.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination between EEW and ClimateRock and Pubco, including statements regarding the benefits of the Business Combination, the anticipated timing of the completion of the Business Combination, the services offered by EEW and the markets in which it operates, the expected total addressable market for the services offered by EEW, the sufficiency of the net proceeds of the proposed Business Combination to fund EEW’s operations and business plan and EEW’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the Business Combination may not be completed in a timely manner or at all; (ii) the risk that the Business Combination may not be completed by ClimateRock’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ClimateRock; (iii) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the business combination agreement by the shareholders of ClimateRock, the satisfaction of the minimum trust account amount following redemptions by ClimateRock’s public shareholders, retaining a minimum amount of available cash and the receipt of certain governmental and regulatory approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (v) the effect of the announcement or pendency of the Business Combination on EEW’s business relationships, performance, and business generally; (vi) risks that the Business Combination disrupts current plans and operations of EEW as a result; (vii) the outcome of any legal proceedings that may be instituted against EEW, ClimateRock, Pubco or others related to the business combination agreement or the Business Combination; (viii) the ability of Pubco to meet Nasdaq Stock Exchange listing standards at or following the consummation of the Business Combination; (ix) the ability to recognize the anticipated benefits of Business Combination, which may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which EEW (and following the Business Combination, Pubco) operates, variations in performance across competitors and partners, changes in laws and regulations affecting EEW’s business and the ability of EEW and the post-combination company to retain its management and key employees; (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (xi) the risk that EEW (and following the Business Combination, Pubco) will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xii) the risk that Pubco experiences difficulties in managing its growth and expanding operations; (xiii) the risk of cyber security or foreign exchange losses; (xiv) the effects of COVID-19 or other public health crises on the business and results of operations of EEW (and following the Business Combination, Pubco) and the global economy generally; and (xv) costs related to the Business Combination. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of ClimateRock’s Quarterly Reports on Form 10-Q, the registration statement on Form F-4 and proxy statement/prospectus that will be filed by Pubco, and other documents filed by ClimateRock and Pubco from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and EEW and ClimateRock assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither EEW nor ClimateRock gives any assurance that either EEW or ClimateRock will achieve its expectations.

Additional Information and Where to Find It

This press release relates to the Business Combination, but does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the transaction. Pubco intends to file with the SEC a registration statement on Form F-4 relating to the transaction that will include a proxy statement of ClimateRock and a prospectus of Pubco. When available, the definitive proxy statement/prospectus and other relevant materials will be sent to all ClimateRock shareholders as of a record date to be established for voting on the Business Combination. ClimateRock and Pubco also will file other documents regarding the Business Combination with the SEC. Before making any voting decision, investors and securities holders of ClimateRock are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about ClimateRock, EEW and the Business Combination.

Investors and securities holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ClimateRock and Pubco through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ClimateRock and Pubco may be obtained free of charge from ClimateRock’s website at https://www.climate-rock.com/or by by contacting its Chief Financial Officer, Abhishek Bawa, c/o ClimateRock, 50 Sloane Avenue, London, SW3 3DD, United Kingdom, at +44 203 954 0590 or at info@climate-rock.com.

Participants in the Solicitation

ClimateRock, Pubco and EEW and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ClimateRock’s shareholders in connection with the Business Combination. Information about ClimateRock’s directors and executive officers and their ownership of ClimateRock’s securities is set forth in ClimateRock’s filings with the SEC, including ClimateRock’s final prospectus in connection with its initial public offering, which was filed with the SEC on April 29, 2022. To the extent that such persons’ holdings of ClimateRock’s securities have changed since the amounts disclosed in ClimateRock’s final prospectus in connection with its initial public offering, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the names and interests in the Business Combination of ClimateRock’s and EEW’s respective directors and officers and other persons who may be deemed participants in the Business Combination may be obtained by reading the proxy statement/prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ClimateRock, Pubco or EEW, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom.

Contact Information:

ClimateRock

Phone number: +44 203 954 0590

Email: info@climate-rock.com

Contact: Abhishek Bawa

ClimateRock Investor Relations

Phone number: +1 203 741 8811

Email: CLRCU@mzgroup.us

Contact: Shannon Devine

EEW Eco Energy World PLC Press Enquiries

Phone number:  +44 203 727 1000

Email:  eew@fticonsulting.com

Contact:  Ben Brewerton /  Dhruv Soni / Kelly Smith

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